UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2011

WRITERS’ GROUP FILM CORP.
(Exact name of registrant as specified in its charter)

Delaware	7812	56-2646829
(State or jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1752 East Avenue J #266, Lancaster, California, 93535, 213-694-1888
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On January 13, 2011, pursuant to Article II Section 9 of the bylaws of the corporation, and pursuant to 8 Del code sec 228(a), shareholders representing a majority of the outstanding shares of the voting stock entitled to vote at a meeting of shareholders, did vote in lieu of such a meeting, to consent to, and approve of, (i) the pro rata spin-off of the corporation’s three subsidiaries, and (ii) the reverse stock split, as resolved by the Board of Directors in a Written Consent to Action Without Meeting of Writers’ Group Film Corp. dated January 13, 2011. The text of the Board’s Resolution states:

RESOLVED, that the Company authorize and enact the following two corporate actions:

1.) A transfer of all shares held by the Company of its three subsidiaries to shareholders of the Company’s common stock, on a pro rata basis (the “Spin-Offs”), and

2.) A 1 for 1,000 reverse split of the Company’s shares of Common Stock (the “Reverse Stock Split”); and be it further

RESOLVED, that the record date and time of the Spin-Offs be Monday, January 24, 2011 at 6:00 p.m. PST; and be it further

RESOLVED, that the effective date and time of the Spin-Offs be Tuesday, January 25, 2011 at 5:00 a.m. PST; and be it further

RESOLVED, that the payable date of the Spin-Offs be Friday, January 28, 2011; and be it further

RESOLVED, that the Spin-Offs shall be conducted pursuant to U.S. Securities and Exchange Commission Staff Legal Bulletin No. 4, and as a result the shares issued in each respective spin-off will not be registered with the Commission, except that such shares will be registered with the Commission prior to any attempt by any of the three former subsidiaries to create a public market in its respective shares transferred through the Spin-Offs; and be it further

RESOLVED, that the record date and time of the Reverse Stock Split be Tuesday, January 25, 2011 at 6:00 p.m. PST; and be it further

RESOLVED, that both the effective date and time, and payable date and time, of the Reverse Stock Split be Wednesday, January 26, 2011 at 5:00 a.m. PST; and be it further

RESOLVED, that if, as a result of the Reverse Stock Split, any shareholder holds a non-whole number of shares, that the shareholder be issued an additional fraction of a share sufficient to increase the number of shares held by the shareholder to the next whole number of shares; and be it further

RESOLVED, that the Company’s secretary send a conformed copy of this resolution to the Company’s transfer agent, Signature Stock Transfer, Inc.; and be it further

RESOLVED, that neither the Spin-Offs nor the Reverse Stock Split will not in any way affect the stated par value or number of authorized shares or in any other way change, alter or otherwise amend the Company’s Certificate of Incorporation in the state of Delaware, and that therefore, pursuant to  sec 242 and 244 of the General Corporation Law of Delaware (8 Del code 242, 244 [GCLD]), no amendment to the Certificate of Incorporation is required; and be it further

RESOLVED, that the directors of this Company are empowered and directed, in the name of and on behalf of the Company, to execute and sign this Resolution; and the officers and directors of the Company are empowered and directed in the name and on behalf of the Company to execute and deliver all documents, to make all payments, and to perform and otherwise act as necessary to carry out the purposes and intent of this Resolution, and all such acts and doings of the officers of the Company consistent with the purpose of this Resolution are hereby authorized, approved, ratified and confirmed in all respects.

It should be noted that all dates are subject to change, as both corporate actions are subject to review by the Financial Industry Regulatory Authority (FINRA), which is currently ongoing as of Wednesday, January 19, 2011.

Filed as exhibits to this Form 8-K are the Board of Directors’ resolution, the Majority Shareholders’ Consent, and the Information Statement to be sent out to all shareholders in conjunction with the spin-offs.

Exhibits

Exhibit 5.07-1	Board of Directors’ resolution

Exhibit 5.07-2	Majority Shareholders’ consent

Exhibit 5.07-3	Information Statement to Shareholders for Spin-Offs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRITERS’ GROUP FILM CORP.

Date: January 19, 2011	By:	/s/ Tal L. Kapelner
Tal L. Kapelner
President